UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2021

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street
Tacoma, WA 98402-2156
(Address of principal executive offices, including zip code)

(253) 305-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

In connection with the filing of a Registration Statement on Form S-3 (the “Registration Statement”) by Columbia Banking System, Inc. (the “Company”) on the date hereof, the Company is filing herewith certain financial information of Umpqua Holdings Corporation (“Umpqua”) and certain pro forma condensed combined financial information related to the Company’s pending merger with Umpqua. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Umpqua and Cascade Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Umpqua (the “Merger”), with Umpqua surviving the Merger (the “Surviving Entity”), and immediately following the Merger, the Surviving Entity will merge with and into the Company (the “Second Step Merger”), with the Company continuing as the surviving corporation in the Second Step Merger. Promptly following the Second Step Merger, the Company’s wholly-owned subsidiary, Columbia State Bank, will merge with and into Umpqua’s wholly-owned subsidiary, Umpqua Bank (the “Bank Merger”), with Umpqua Bank as the surviving bank in the Bank Merger.

Included in this Current Report on Form 8-K are (a) the unaudited pro forma condensed combined financial information contained in the Company’s prospectus filed pursuant to Rule 424(b)(3) on December 3, 2021 under the Registration Statement on Form S-4 (registration no. 333-261281) filed on November 22, 2021, which is included as Exhibit 99.1 hereto and incorporated herein by reference, (b) the financial statements of Umpqua contained in Part I, Item 8 of Umpqua’s Annual Report on Form 10-K as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, which are included as Exhibit 99.2 hereto and incorporated herein by reference, (c) the financial statements and supplementary data contained in Part I, Item 1 of Umpqua’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which are included as Exhibit 99.3 hereto and incorporated herein by reference and (d) the financial statements of Umpqua for the year ended December 31, 2020 contained in Item 8.01 of Umpqua’s Current Report on Form 8-K filed on November 22, 2021, which are included as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche USA, LLP, with respect to Umpqua Holdings Corporation.

99.1	Unaudited pro forma condensed combined financial information of Columbia Banking System, Inc. and Umpqua Holdings Corporation (incorporated by reference to the Company’s prospectus filed pursuant to Rule 424(b)(3) on December 3, 2021 under the Registration Statement on Form S-4 filed November 22, 2021).

99.2	Audited consolidated financial statements of Umpqua Holdings Corporation as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 (incorporated by reference to Umpqua Holdings Corporation’s Annual Report on Form 10-K (Part I, Item 8 therein) for the year ended December 31, 2020).

99.3	Unaudited consolidated financial statements of Umpqua Holdings Corporation for the nine months ended September 30, 2021 (incorporated by reference to Umpqua Holdings Corporation’s Quarterly Report on Form 10-Q (Part I, Item 1 therein) for the quarterly period September 30, 2021).

99.4	Segmented financial statements of Umpqua Holdings Corporation as of December 31, 2020 (incorporated by reference to Umpqua Holdings Corporation’s Current Report on Form 8-K (Item 8.01 therein) filed November 22, 2021).

99.5	Internal controls and procedures of Umpqua Holdings Corporation (incorporated by reference to Umpqua Holdings Corporation’s Annual Report on Form 10-K (Part II, Item 9A therein) for the year ended December 31, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Date: December 29, 2021

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Aaron J. Deer
	Name:	Aaron J. Deer
	Title:	Executive Vice President and Chief Financial Officer